INCOME TAXES - Tax holiday and preferential tax rate (Details) - CNY (¥) ¥ / shares in Units, ¥ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
INCOME TAXES
The aggregate amount of tax holiday and preferential tax rate	¥ (104,218)	¥ (221,590)	¥ 375,632
The aggregate effect on basic and diluted net income per ordinary share:
-Basic	¥ (0.52)	¥ (1.27)	¥ 2.31
-Diluted	¥ (0.52)	¥ (1.27)	¥ 2.02